                                                              EXHIBIT 99.906CERT

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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     In connection with the shareholder report of American Century Variable
Portfolios II, Inc. (the "Registrant") on Form N-CSR for the period ending June
30, 2006 (the "Report"), we, the undersigned, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of
              Section 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and
              results of operations of the Registrant.

Dated:  August 21, 2006

                                       /s/ William M. Lyons
                                       -----------------------------------------
                                       William M. Lyons
                                       President
                                       (chief executive officer)

                                       /s/ Maryanne L. Roepke
                                       -----------------------------------------
                                       Maryanne L. Roepke
                                       Sr. Vice President, Treasurer, and
                                       Chief Financial Officer
                                       (chief financial officer)